UNITED STATES
                        SECURITIES AND EXCHNGE COMMISION
                            Washington, D. C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )



Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss. 240.14a-12


                               TOFUTTI BRANDS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)      Title of each class of securities to which transaction applies:

        2)      Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)      Proposed maximum aggregate value of transaction:

        5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1)      Amount previously paid:

        2)      Form, Schedule or Registration Statement No.:

        3)      Filing Party:

        4)      Date Filed:

                               TOFUTTI BRANDS INC.
                                50 Jackson Drive
                           Cranford, New Jersey 07016
                            Telephone: (908) 272-2400




                                                                     May 9, 2006




To Our Shareholders:

         On behalf of the Board of Directors, I cordially invite you to attend the 2006 Annual Meeting of the Shareholders of Tofutti Brands Inc. The Annual Meeting will be held at 10:00 a.m. on Thursday, June 8, 2006, at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey. The Homewood Suites is located off exit 136 of the Garden State Parkway (telephone no. 908-709-1980).

         The matters expected to be acted upon at the Annual Meeting are described in the attached Proxy Statement. During the meeting, shareholders who are present at the meeting will have the opportunity to ask questions.

         We hope that as many shareholders as possible will personally attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, your views are important. To assure your representation at the Annual Meeting, please complete, sign and date the enclosed proxy card and promptly return it in the enclosed envelope.


                                            Sincerely,

                                            /s/ David Mintz
                                            David Mintz
                                            Chairman
                                            and Chief Executive Officer

                               TOFUTTI BRANDS INC.

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 8, 2006

                              ---------------------

                                                            Cranford, New Jersey
                                                                     May 9, 2006

         The Annual Meeting of Shareholders of Tofutti Brands Inc. will be held at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey, on Thursday, June 8, 2006 at 10:00 a.m., for the following purposes:

         1. To elect six directors to the Board of Directors for the ensuing year;

         2. To ratify the selection of Amper, Politziner & Mattia, P.C. as our independent registered public accounting firm for the fiscal year ending December 30, 2006; and

         3. To act upon any other matters that may properly be brought before the Annual Meeting and any adjournment thereof.

         Shareholders of record at the close of business on May 2, 2006 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.


                                            By order of the Board of Directors,

                                            /s/ Steven Kass
                                            Steven Kass
                                            Secretary









           PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY
                   IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                               TOFUTTI BRANDS INC.
                  50 Jackson Drive, Cranford, New Jersey 07016

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  June 8, 2006


         This Proxy Statement is furnished to shareholders of Tofutti Brands Inc. in connection with the Annual Meeting of Shareholders to be held at 10:00 a.m. on Thursday, June 8, 2006 at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey, and at any adjournment thereof. The Homewood Suites are located off exit 136 of the Garden State Parkway (telephone no. 908-709-1980). The Board of Directors is soliciting proxies to be voted at the Annual Meeting.

         This Proxy Statement and Notice of Annual Meeting, the proxy card and our Annual Report to Shareholders are expected to be mailed to shareholders beginning May 9, 2006.

Proxy Procedure

         Only shareholders of record at the close of business on May 2, 2006 are entitled to vote in person or by proxy at the Annual Meeting.

         Our Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted. Abstentions and "broker non-votes" are not counted in determining outcomes of matters being acted upon. They are counted only for determining a meeting quorum. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

         Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors. The proxy card gives the individuals named as Proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. A shareholder may revoke his or her proxy at any time before it is voted by: (i) giving notice in writing to the Secretary of the company; (ii) granting a subsequent proxy; or (iii) appearing in person and voting at the Annual Meeting.

Cost of Solicitation

         The cost of soliciting proxies will be borne by us. Proxies may be solicited by our directors, officers or regular employees in person or by telephone or other means. None of these persons will receive additional compensation for such solicitation but will be reimbursed for actual expenses in connection therewith. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in accordance with the regulations of the Securities and Exchange Commission concerning the sending of proxies and proxy material to the beneficial owners of stock.

Voting

         As of May 2, 2006, there were 5,413,467 shares of our common stock outstanding. The presence of a majority of the outstanding shares of the common stock, represented in person or by proxy at the meeting, will constitute a quorum. If a proxy in the accompanying form is properly executed and returned to us in time for the Annual Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy specifies that authority to vote is withheld, proxies will be voted FOR each Proposal and otherwise in the discretion of the proxy holders as to any other matter that may come before the Annual Meeting.

         Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with our Secretary written notice thereof, delivered to Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016;
(ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

         To be elected a director, each nominee must receive a plurality of the votes cast at the Annual Meeting for the election of directors. An affirmative majority of the votes cast at the Annual Meeting is required to ratify the appointment of auditors. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director or any proposal.

         Management has received indications from David Mintz, our Chief Executive Officer, who is the beneficial owner of approximately 49% of the outstanding shares of our common stock, that he presently intends to vote in favor of all of the resolutions on the agenda for the Annual Meeting. Therefore, Mr. Mintz has significant influence over the election of the six nominees for director and the ratification of the appointment of Amper, Politziner & Mattia, P.C. as our independent registered public accounting firm.

         Our Annual Report for the fiscal year ended December 31, 2005, which report is not part of this proxy solicitation, is being mailed to shareholders with this proxy solicitation. It is anticipated that this Proxy Statement and the accompanying form of proxy will first be mailed to shareholders on or about May 9, 2006.

Proxy Statement Proposals

         Each year at the Annual Meeting, the Board of Directors submits to shareholders its nominees for election as directors. Shareholders also vote to ratify or reject the appointment of auditors selected by the Board of Directors. In addition, the Board of Directors may submit other lawful matters to the shareholders for action at the Annual Meeting.

         Shareholders may submit proposals for inclusion in our future proxy material. These proposals must meet the shareholder eligibility and other requirements of the Securities and Exchange Commission. In order to be included in our year 2007 proxy material, a shareholder's proposal must be received not later than January 2, 2007 at our headquarters, 50 Jackson Drive, Cranford, New Jersey 07016, Attention: Secretary.



         ITEM 1.  ELECTION OF DIRECTORS

         The Board of Directors has proposed that six directors be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and the due election and qualification of their successors. The proxies will be voted, unless otherwise specified, in favor of the election as directors of the six persons named below. Should any of the nominees not be available for election, the proxies will be voted for a substitute nominee designated by the Board of Directors. It is not expected that any of the nominees will be unavailable. All of the nominees, with the exception of Mr. Gotthelf, are members of the Board of Directors, with terms expiring as of the date of this Annual Meeting.

         Background information with respect to the six nominees for director appears below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of common stock.


                                                                        Director
Nominee                   Principal Occupation                    Age     Since
-------                   --------------------                    ---     ----
David Mintz        Chairman of the Board of Directors             74      1981
                   and Chief Executive Officer
Reuben Rapoport    Director                                       76      1983
Franklyn Snitow    Partner, Snitow Kanfer Holtzer & Millus LLP    59      1987
Joseph Fischer     Principal in FMM Investments                   66      2004
Aron Forem         President, Wuhl Shafman Lieberman Corp.        51      2000
Philip Gotthelf    President, EQUIDEX Incorporated and EQUIDEX    53       --
                   Brokerage Group


         David Mintz has been the Chairman of our Board of Directors and our Chief Executive Officer since August 1981.

         Aron Forem has been a director since 2000. Since 1980, he has been president of Wuhl Shafman Lieberman Corp., located in Newark, New Jersey, which is one of the largest produce wholesalers in the Northeast United States.

         Reuben Rapoport, our former Director of Product Development who retired in April 2003, has been a director since July 1983.

         Franklyn Snitow has been a director since 1987. He has been a partner in the New York law firm of Snitow Kanfer Holtzer & Millus, LLP, our general counsel, and its predecessor firm since 1985.

         Joseph Fischer was appointed to our Board of Directors in March 2004. He has been the principal in FMM Investments, which manages private portfolios, since 1992. Prior to that and since 1982, Mr. Fischer was the Controller of the Swingline Division of American Brands Inc.

         Philip Gotthelf, nominee for director, has been President of EQUIDEX Incorporated (registered Commodity Trading Advisor) and EQUIDEX Brokerage Group (registered Introducing Broker) since 1985. He has also been publisher of the COMMODEX System and COMMODITY FUTURES FORECAST Service since 1975. He has authored several financial books for Probus/McGraw Hill, McGraw Hill, and John Wiley & Sons. Mr. Gotthelf is a graduate of Lehigh University with a B.S. in Economics and Finance.

         All of our directors will hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors. There are no family relationships between any of our directors and executive officers. All of the executive officers devote their full time to the operations of our company.

         The Board recommends that the shareholders vote FOR the election of each nominee for Director named above.

Board of Directors and Committees

         Our business and affairs are managed under the direction of our Board of Directors, composed of four non-employee directors and one employee director as of the date of this Proxy Statement. As a small business issuer listed on the American Stock Exchange, or AMEX, as of July 31, 2005 we are required to have a board of directors comprised of at least 50% independent directors, within the meaning of the AMEX Company Guide. Our Board of Directors establishes our overall policies and standards and reviews the performance of management. Members of the Board of Directors are kept informed of our operations at meetings of the Board of Directors and its Audit Committee and through reports and discussions with management. In addition, members of the Board of Directors periodically visit our facilities. Members of management are available at Board of Directors meetings and at other times to answer questions and to discuss issues.

         Our Board of Directors held two meetings during the fiscal year ended December 31, 2005. Four of the six directors then in office were in attendance at each meeting. As of July 31, 2005 we are required by the AMEX to hold meetings of our Board of Directors on at least a quarterly basis and our independent directors must meet at least annually in an executive session with only the independent directors present. We do not have a policy with regard to directors' attendance at annual meetings of shareholders, but we encourage our directors to attend the annual meetings. At our 2005 annual meeting of shareholders, three of the five directors then in office were present and in attendance.

         Our Board of Directors has an Audit Committee, but there are no committees performing the functions of either a compensation committee or nominating committee.

         Our full Board of Directors fulfills the roles of a nominating committee. It is the position of our Board of Directors that it is appropriate for our company not to have a separate nominating committee in light of the composition of our Board of Directors and the collective independence of our independent directors, which enable the Board of Directors to fulfill the functions of a standing committee. We are not currently required to have a nominating committee; however, effective as of July 31, 2005, the AMEX requires that our director nominations be selected, or recommended for the Board of Directors' selection, either by a majority of our independent directors or a nominating committee comprised solely of our independent directors. Messrs. Fischer, Forem and Snitow meet the independence standards set forth in the AMEX Company Guide. Mr. Gotthelf, nominee for director, also meets these standards.

Audit Committee

         Through May 1, 2005, the Audit Committee consisted of Messrs. Fischer, Forem and Wiesen. Mr. Wiesen did not seek reelection as a director of our company. Mr. Gotthelf will become a member of the Audit Committee upon his election to the Board of Directors. As a small business issuer listed on the AMEX, as of July 31, 2005 our Audit Committee must have at least two members and be comprised only of independent directors each of whom satisfies the respective independence requirements of the Securities and Exchange Commission and the AMEX. The Board of Directors has determined that all of our current Audit Committee members are independent, as that term is defined under the independence standards for audit committee members in the Securities and Exchange Act of 1934, as amended, and in the listing standards of the AMEX. The Board of Directors has also determined that Joseph Fischer is an audit committee financial expert, as that term is defined in rules issued pursuant to the Sarbanes-Oxley Act of 2002.

         The Audit Committee is responsible for reviewing and helping to ensure the integrity of our financial statements. Among other matters, the Audit Committee, with management and our independent auditors, reviews the adequacy of our internal accounting controls that could significantly affect our financial statements, reviews with the independent accountants the scope of their audit, their report and their recommendations, and recommends the selection of our independent accountants. The Audit Committee held four meetings in addition to the meetings of the entire Board of Directors during 2005. As of July 31, 2005, the AMEX requires that our Audit Committee meet on at least a quarterly basis.

         The Board of Directors adopted and maintains a written charter for the Audit Committee.

Report of  Audit Committee

         The members of the Audit Committee have been appointed by our Board of Directors. The Audit Committee is governed by a charter which has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. The Audit Committee is currently comprised of two directors who meet the independence and experience requirements of the American Stock Exchange, and after the election of Mr. Gotthelf, will consist of three members who meet the requirements. The Audit Committee oversees (1) the integrity of the financial statements of our company, (2) the qualifications, independence and performance of our independent auditors, (3) our company's financial reporting processes and accounting policies, (4) the performance of our company's internal audit function, and (5) the compliance by our company with legal and regulatory requirements. Management is responsible for the preparation and integrity of our financial statements. In addition, our Audit Committee reviews and has oversight over all related party transactions.

         The Audit Committee reviewed our audited financial statements for the fiscal year ended December 31, 2005 and members of the Audit Committee met with both management and our external auditors to discuss those financial statements. Management and the external auditors have represented to the Audit Committee that the financial statements were prepared in accordance with the generally accepted accounting principles. Members of the Audit Committee have received from and discussed with the external auditors their written disclosure and letter regarding their independence from our company as required by Independence Standards Board Standard No. 1. Members of the Audit Committee also discussed with the external auditors any matters required to be discussed by Statement on Auditing Standards No. 61. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.



                                            Audit Committee


                                            Joseph Fischer
                                            Aron Forem

Stockholder Communications with the Board of Directors

         Our stockholders may communicate with the members of our Board of Directors by writing directly to the Board of Directors or specified individual directors to:

         Secretary
         Tofutti Brands Inc.
         50 Jackson Drive
         Cranford, New Jersey  07016

         Our Secretary will deliver stockholder communications to the specified individual director, if so addressed, or to one of our directors who can address the matter.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth as of May 2, 2006 certain information regarding the ownership of our common stock, $.01 par value, for each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, for each executive officer named in the Summary Compensation Table, for each of our directors and for our executive officers and directors as a group:

                                                  Amount of
                                                  Beneficial          Percent of
Name                                             Ownership(1)          Class(2)
----                                             ------------          --------
David Mintz......................                 2,630,440             48.6%
Steven Kass......................                   795,000 (3)         12.8%
Financial & Investment Management
Group, Ltd. .....................                   498,835 (4)          9.2%
Reuben Rapoport..................                    85,000              1.5%
Franklyn Snitow..................                    24,000              *
Aaron Forem......................                    20,000 (5)          *
Joseph Fischer...................                    13,334 (6)          *
Philip Gotthelf..................                        --             --
All Executive Officers,
   Directors and Nominee for
   Director as a group (7 persons)                3,567,774 (7)       57.2%

--------------

*        Less than 1%.

         The address of Messrs. Mintz, Kass, Fischer, Rapoport and Gotthelf is c/o Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016. The address of Mr. Snitow is 575 Lexington Avenue, New York, New York 10017. The address of Mr. Forem is 52-62 Cornelia Street, Newark, New Jersey 07105. Each of these persons has sole voting and/or investment power of the shares attributed to him.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock relating to options currently exercisable or exercisable within 60 days of May 2, 2006 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.
(2)      Based on 5,413,467 shares issued and outstanding as of May 2, 2006.
(3) Issuable upon the exercise of 795,000 currently exercisable stock options.
(4) Based on the information contained in a Schedule 13G filed by the Financial & Investment Management Group, Ltd. filed February 9, 2006. The address of the Financial & Investment Management Group, Ltd. is 111 Cass Street, Traverse City, MI 49684.
(5) Includes 20,000 shares issuable upon the exercise of currently exercisable stock options.
(6) Includes 13,334 shares issuable upon the exercise of currently exercisable stock options.
(7) Includes 828,334 shares issuable upon the exercise of currently exercisable stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than ten percent of our common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 or 5) of common stock and other equity securities of the company with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all such forms they file.

         To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no additional forms were required for those persons, we believe that during fiscal 2005 all persons subject to these reporting requirements filed the required reports on a timely basis.

Executive Compensation

         The following table sets forth information concerning the total compensation during the last three fiscal years for our executive officers whose total salary in fiscal 2005 totaled $100,000 or more:

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                              Annual             Long-Term
                                           Compensation        Compensation
                                           ------------        ------------
                                                           Securities Underlying
Name and Principal Position      Year       Salary ($)          Options (#)
---------------------------      ----       ----------          -----------
David Mintz,                     2005       $800,000(1)             --
Chief Executive Officer          2004        656,000(2)             --
  and Chairman of the Board      2003        603,000(3)             --

Steven Kass,                     2005       $275,000(1)             --
Chief Financial Officer,         2004        277,000(2)             --
  Secretary and Treasurer        2003        275,000(3)             --

---------------

(1) Includes bonuses of $350,000 and $150,000 for Messrs. Mintz and Kass, respectively, accrued at year end and paid on or about April 24, 2006.

(2) Includes bonuses of $350,000 and $150,000 for Messrs. Mintz and Kass, respectively, accrued at year end and paid on or about April 1, 2005.

(3) Includes bonuses of $350,000 and $150,000 for Messrs. Mintz and Kass, respectively, accrued at year-end and paid on or about January 16, 2004.

         The aggregate value of all other perquisites and other personal benefits furnished in each of the last three years to each of these executive officers was less than 10% of each officer's salary for such year.

         There are currently no employment agreements between us and any of our officers. Mr. Snitow and Mr. Forem did not receive any cash remuneration for their services as directors in the last three years. Mr. Fischer did not receive any cash remuneration for his service as a director in

2004 and received $3,500 in 2005. Mr. Wiesen, who resigned from the Board of Directors in June 2005, earned $1,000, $0 and $3,500 in 2003, 2004 and 2005, respectively, for his services as director.

         On January 27, 2005, our Board of Directors, based on the recommendation of the independent directors of our company, adopted a resolution increasing David Mintz's salary by $150,000 to $450,000 effective as of January 2, 2005.

Stock Options

         Neither of the officers named above in the Summary Compensation Table received a grant of stock options nor exercised stock options in our last fiscal year.

         The following table provides information concerning stock options held in 2005 by each of the executive officers named above in the Summary Compensation Table.


                                                              AGGREGATED OPTION EXERCISES IN LAST
                                                         FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
                                  -----------------------------------------------------------------------------------------

                                                                   Number of Shares Underlying       Value of Unexercised
                                  Shares                              Unexercised Options at         in the Money Options
                                  Acquired on      Value                      FY-End                       at FY-End
Name                              Exercise (#)     Realized ($)     Exercisable/Unexercisable     Exercisable/Unexercisable
----                              ------------     ------------     -------------------------     -------------------------
David Mintz,                            --             $ --                    --                              --
Chief Executive Officer
  and Chairman of the Board

Steven Kass,                            --               --                 795,000(E)                 $1,877,000(E)(1)
  Chief Financial Officer,
  Secretary and Treasurer
-----------------------

(E)      Exercisable options
(1) Calculated by subtracting option exercise price from year-end market price of $3.14 per share.


Certain Transactions

         On January 12, 2004, our Board of Directors authorized us to enter into a transaction with David Mintz whereby Mr. Mintz surrendered 300,000 of his stock options, which were all of the options held by him at such time, in consideration of the payment to him of $324,000, an amount equal to the difference of 75% of the average closing price of our common stock on the nine days of trading from December 29, 2003 through January 9, 2004 ($3.00) less the exercise price of such options. In January 2004, $324,000 was paid to Mr. Mintz.


         The law firm of Snitow Kanfer Holtzer & Millus, LLP, of which one of directors, Franklyn Snitow, is a partner, represented us in our legal action against a candy manufacturer. During the fiscal years ended December 31, 2005 and January 1, 2005, we paid $98,000 and $47,000, respectively, in legal fees to Snitow Kanfer Holtzer & Millus, LLP.

         ITEM 2.  APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                  ACCOUNTANTS

         On January 18, 2005, our Audit Committee appointed Amper, Politziner & Mattia, P.C. as our independent registered public accountants and on January 25, 2005, Amper, Politziner & Mattia, P.C. accepted the appointment as our independent registered public accountants and they have acted as such since that time.

         The following resolution will be offered by the Board of Directors at the Annual Meeting.

                  "RESOLVED: That the selection of Amper, Politziner & Mattia, P.C. by the Board of Directors to act as our independent registered public accountants and conduct the annual audit of the financial statements of Tofutti Brands Inc. for the fiscal year ending December 30, 2006 is ratified, confirmed and approved."

         The Board of Directors believes that Amper, Politziner & Mattia, P.C. has the necessary knowledge of our operations, and the personnel, professional qualifications and independence to act as our independent registered public accountants. The Board of Directors recommends that the shareholders ratify and approve the selection of Amper, Politziner & Mattia, P.C. as our independent registered public accountants for the fiscal year ending December 30, 2006.

         In the event this resolution does not receive the necessary vote for adoption, or if for any reason Amper, Politziner & Mattia, P.C. ceases to act as our independent registered public accountants, the Board of Directors will appoint other independent registered public accountants.

         Representatives of Amper, Politziner & Mattia, P.C. will attend the Annual Meeting. They will be available to respond to appropriate questions from shareholders at the meeting and will have an opportunity to make a statement if they desire to do so.

Fees Paid to Independent Registered Public Accountants

         The following table sets forth, for each of the last two fiscal years, the fees paid to our independent public accountants.

                                                         Fiscal Year Ended,
                                                 -------------------------------
                                                  January 1,       December 31,
                                                     2005              2005
                                                 ------------     --------------
          Audit Fees (1) ..................         $33,000           $66,000
          Audit-Related Fees ..............              --                --
          Tax Fees ........................              --                --
          All Other Fees ..................              --                --
                                                 ------------     --------------
          Total  ..........................         $33,000           $66,000
                                                 ============     ==============
--------------

(1) "Audit Fees" are fees for professional services rendered by our independent accountants for the audit of our annual financial statements and review of our financial statements included in our Form 10-KSB, and services that are normally provided by our independent accountants in connection with statutory and regulatory filings or engagements for each of the fiscal years.

Audit Committee Pre-Approval Policies and Procedures

         The Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accountants. Our Audit Committee has established a policy for pre-approving the services provided by our independent registered public accountants in accordance with the auditor independence rules of the Securities and Exchange Commission. The policy is designed to ensure that the Audit Committee will not delegate to management the Audit Committee's responsibilities, including the pre-approval of services to be performed by the independent registered public accountants.

         The policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent registered public accountants. A proposed service may either be pre-approved by the Audit Committee, or otherwise requires the specific pre-approval of the Audit Committee, on a case-by-case basis. Any proposed services exceeding pre-approved levels will also require specific pre-approval by the Audit Committee.

         The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent registered public accountants without obtaining specific pre-approval from the Audit Committee. The Audit Committee may add to or deduct from the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will monitor the audit services engagement on a quarterly basis and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other items. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted by our Chief Financial Officer to the Audit Committee.

         All of the audit services provided by the independent registered public accountants in fiscal year 2005 were approved by the Audit Committee under its pre-approval policies.

         The Board of Directors recommends a vote FOR the foregoing proposal.


                                  OTHER MATTERS

         Our Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of the Annual Meeting and knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

         Our financial statements are included in our Annual Report to Shareholders for the 2005 fiscal year, which was expected to be mailed to the shareholders beginning May 9, 2006.

         A COPY OF OUR 2005 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE SHAREHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING THE COMPANY. TO OBTAIN A COPY, PLEASE WRITE TO: STEVEN KASS, SECRETARY, TOFUTTI BRANDS INC., 50 JACKSON DRIVE, CRANFORD, NEW JERSEY 07016.


                                            By Order of the Board of Directors,

                                            /s/ Steven Kass
                                            Steven Kass
                                            Secretary













Dated: May 9, 2006

                                                                      APPENDIX A




                               TOFUTTI BRANDS INC.
                                50 Jackson Drive
                           Cranford, New Jersey 07016


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints David Mintz and Steven Kass, or either of them, attorneys or attorney of the undersigned, for and in the names(s) of the undersigned, with power of substitution and revocation in each to vote any and all shares of common stock, par value $.01 per share, of Tofutti Brands Inc. (the "Company"), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Annual Meeting of Shareholders of the Company to be held on June 8, 2006 at 10:00 a.m. at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey and at any adjournment or adjournments thereof, hereby revoking any prior proxies to vote said shares, upon the following items of business more fully described in the notice of and proxy statement for such Annual Meeting (receipt of which is hereby acknowledged):

                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                               TOFUTTI BRANDS INC.

                                  June 8, 2006

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.
 -----------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
                               "FOR" PROPOSAL 2.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
 ------------------------------------------------------------------------------

1. The election of six Directors.
                                                   NOMINEES:
[ ]     FOR ALL NOMINEES                           ( ) DAVID MINTZ
                                                   ( ) JOSEPH FISCHER
                                                   ( ) ARON FOREM
[ ]     WITHHOLD AUTHORITY FOR ALL NOMINEES        ( ) PHILIP GOTTHELF
                                                   ( ) REUBEN RAPOPORT
                                                   ( ) FRANKLYN SNITOW
[ ]     FOR ALL EXCEPT (See instructions below)

INSTRUCTION:      To withhold  authority to vote for any individual nominee(s),
-----------       mark "FOR ALL EXCEPT" and fill in  the circle next to each nominee you wish to withhold, as shown here: (X)


2. To ratify the selection of Amper, Politziner & Mattia, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 30, 2006.

     [ ]  FOR                     [ ]  AGAINST            [ ]  ABSTAIN


3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE (i) ELECTION OF THE SIX NOMINEES FOR DIRECTOR NAMED IN ITEM 1 AND (ii) RATIFICATION OF THE SELECTION OF AMPER, POLITZINER & MATTIA, P.C. AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 30, 2006.

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]


Signature of Shareholder__________ Date _____
Signature of Shareholder__________ Date _____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.